INCOME TAX - Reconciliation of Federal Statutory Income Tax Rate to the Effective Income Tax Rate (Details)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Income Tax Disclosure [Abstract]
Expected income tax benefit at the federal statutory rate	21.00%	21.00%
State and local taxes, net of federal benefit	7.70%	8.40%
Non-deductible items and other	(0.40%)	(12.10%)
Research and development credits	(1.70%)	1.10%
Change in valuation allowance	(26.40%)	(18.40%)
Other	(0.30%)	0.00%
Total	0.00%	0.00%